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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) MAY 17, 2005

                            NUVEEN INVESTMENTS, INC.

             (Exact name of Registrant as specified in its charter)


           DELAWARE                  1-11123                    36-3817266

        (State or other       (Commission File Number)        (IRS Employer
        jurisdiction of                                      Identification
         incorporation)                                          Number)

     333 WEST WACKER DRIVE, CHICAGO, ILLINOIS                      60606

     (Address of principal executive offices)                   (Zip Code)


                                 (312) 917-7700

              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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SECTION 1 --  REGISTRANT'S BUSINESS AND OPERATIONS

 ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

                  2005 EQUITY INCENTIVE PLAN

         On January 13, 2005, the Board of Directors (the "Board") of Nuveen Investments, Inc. ("Nuveen") adopted, subject to stockholder approval, the Nuveen Investments, Inc. 2005 Equity Incentive Plan (the "Equity Incentive Plan"). On May 17, 2005, at Nuveen's 2005 Annual Meeting of Stockholders (the "Annual Meeting"), Nuveen's stockholders approved the Equity Incentive Plan. The following summary of the Equity Incentive Plan is qualified in its entirety by the terms of the Equity Incentive Plan, a copy of which is incorporated by reference herein as Exhibit 10.1.

         Under the Equity Incentive Plan, eligible employees, consultants and non-employee directors of Nuveen or its subsidiaries may receive performance-based incentive awards and equity-based awards. The Equity Incentive Plan is administered by the Compensation Committee (the "Committee") of the Board. Subject to terms of the Equity Incentive Plan, the Committee or Board may grant the following types of awards to eligible participants: stock options, restricted stock or restricted stock units, and stock appreciation rights. The Committee may also from time to time make awards under the Equity Incentive Plan in lieu of specified cash awards under Nuveen's Executive Performance Plan, Incentive Award Plan, or any successor(s) to such plans. The Committee may make awards under the Equity Incentive Plan subject to the achievement of one or more performance goals as set forth in the Equity Incentive Plan.

         The Equity Incentive Plan will terminate upon the earlier of (i) January 11, 2015 or (ii) the date on which the Board otherwise terminates the Equity Incentive Plan in accordance with the terms thereof. With certain limitations, and subject to any required stockholder approval, the Equity Incentive Plan may be terminated, suspended, amended or modified by the Board, with the consent of a majority of the Board's Class B Directors.

                  EXECUTIVE PERFORMANCE PLAN

          On April 12, 2005, the Board adopted, subject to stockholder approval, the Nuveen Investments, Inc. Executive Performance Plan (the "Performance Plan"). On May 17, 2005, at the Annual Meeting, Nuveen's stockholders approved the Performance Plan. The following summary of the Performance Plan is qualified in its entirety by the terms of the Performance Plan, a copy of which is incorporated by reference herein as Exhibit 10.2.

         The Performance Plan provides for an award of incentive compensation to a participating executive of Nuveen which satisfies the requirements of performance-based compensation under Section 162(m) of the Internal Revenue Code. The Performance Plan shall be effective commencing January 1, 2006 for each fiscal year of Nuveen or such other period designated by the Committee (the "Performance Period") and shall continue in place thereafter indefinitely unless terminated. The persons eligible to be participants under the Performance Plan commencing in 2006 will include all of Nuveen's Named Executive Officers (as defined in Nuveen's Definitive Proxy Statement filed with the Securities and Exchange Commission on April 15, 2005.) The Performance Plan establishes a maximum award that any participant is eligible to receive for any Performance Period (the "Maximum Award"). Awards under the Performance Plan will be based on Nuveen's future performance, and the Committee has discretion to pay a participant an award that is less than the Maximum Award, including paying the participant no award under the Performance Plan. Under the Performance Plan, the Maximum Award to a participant for any Performance Period is equal to three percent (3.0%) of Nuveen's Pre-bonus Earnings Before Interest and Taxes (as defined in the Performance Plan.)

            The Performance Plan shall be administered by the Committee. Awards may be paid in cash, stock, restricted stock, options, other stock-based or stock-denominated units or any combination thereof determined by the Committee. Equity or equity-based awards may be granted under the terms and conditions of the applicable equity incentive plan. The Committee may amend or terminate the Performance Plan at any time and from time to time, provided that no such amendment that would require the consent of Nuveen's stockholders pursuant to
Section 162(m) of the Internal Revenue Code shall be effective without such consent.


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SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits

     EXHIBIT        DESCRIPTION
     NUMBER

     Exhibit 10.1 Nuveen Investments, Inc. 2005 Equity Incentive Plan (incorporated by reference herein to Exhibit A to Nuveen Investments, Inc.'s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 15, 2005.)

     Exhibit 10.2 Nuveen Investments, Inc. Executive Performance Plan (incorporated by reference herein to Exhibit B to Nuveen Investments, Inc.'s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 15, 2005.)










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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      NUVEEN INVESTMENTS, INC.



Date: May 23, 2005                    By:  /s/ Alan G. Berkshire
                                           -------------------------------------
                                           Name:  Alan G. Berkshire
                                           Title: Senior Vice President and
                                                  General Counsel







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                                  EXHIBIT INDEX
     EXHIBIT          DESCRIPTION
     NUMBER

     Exhibit 10.1 Nuveen Investments, Inc. 2005 Equity Incentive Plan (incorporated by reference herein to Exhibit A to Nuveen Investments, Inc.'s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 15, 2005.)

     Exhibit 10.2 Nuveen Investments, Inc. Executive Performance Plan (incorporated by reference herein to Exhibit B to Nuveen Investments, Inc.'s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 15, 2005.)









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